UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) November 30, 2004

VINTAGE PETROLEUM, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-10578	73-1182669
(Commission File Number)	(IRS Employer Identification No.)

110 West Seventh Street, Tulsa, Oklahoma	74119
(Address of Principal Executive Offices)	(Zip Code)

(918) 592-0101

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 30, 2004, three of our indirect wholly-owned subsidiaries, Vintage Petroleum Canada Investments ULC, a Nova Scotia unlimited liability company, Vintage Canada Oil & Gas ULC, a Nova Scotia unlimited liability company, and Vintage Petroleum South America Holdings, Inc., a Cayman Islands corporation, completed the sale of all of the issued and outstanding capital stock of Vintage Petroleum Canada, Inc., an Alberta corporation and an indirect wholly-owned subsidiary of ours (“Vintage Canada”), to Daylight Acquisition Corp., an Alberta company and assignee of Midnight Oil & Gas Ltd., an Alberta company (collectively, the “Midnight Group”). We received total cash consideration of approximately C$351 million (approximately US$275 million), subject to normal post-closing adjustments and expenses. We will use the proceeds from this sale to reduce debt outstanding under our revolving credit facility and for general corporate purposes. Vintage Canada held all of our Canadian operating assets.

Prior to closing, there was no material relationship between the Midnight Group and us or any of our affiliates or any of our directors or officers and any of their associates. The sales price was determined through arms-length negotiation between the Midnight Group and us.

This Form 8-K includes certain statements that may be deemed to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this Form 8-K, other than statements of historical facts, that address use of proceeds or events or developments that we expect or anticipate will or may occur in the future are forward-looking statements. Although we believe the expectations expressed in such forward-looking statements are based on reasonable assumptions within the bounds of our knowledge of our business, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements. Factors that could cause actual results to differ materially from those in forward-looking statements include continued availability of capital and financing, general economic, market or business conditions, the risk factors listed from time to time in our filings with the Securities and Exchange Commission, and other factors, most of which are beyond our control. We assume no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(b)	Pro forma financial information.

VINTAGE PETROLEUM, INC. AND SUBSIDIARIES:

Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2003 (Unaudited)

Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2004 (Unaudited)

Pro Forma Consolidated Balance Sheet as of September 30, 2004 (Unaudited)

Notes to Pro Forma Consolidated Financial Statements (Unaudited)

(c)	Exhibits.

The following documents are included as exhibits to this Form 8-K. Those exhibits below incorporated by reference herein are indicated as such by the information supplied in the parenthetical thereafter. If no parenthetical appears after an exhibit, such exhibit is filed or furnished herewith.

2.1	Stock Purchase Agreement dated September 22, 2004, among Midnight Oil & Gas Ltd. as Purchaser and Vintage Petroleum Canada Investments ULC, Vintage Canada Oil & Gas ULC, and Vintage Petroleum South America Holdings, Inc. as Sellers (Filed as Exhibit 2.1 to our report on Form 10-Q for the three months ended September 30, 2004).

2.2	Stock Purchase Amending and Assignment Agreement dated October 20, 2004, among Midnight Oil & Gas Ltd. as Assignor, Vintage Petroleum Canada Investments ULC, Vintage Canada Oil & Gas ULC, and Vintage Petroleum South American Holdings, Inc. as Sellers and Daylight Acquisition Corp. as Assignee (Filed as Exhibit 2.2 to our report on Form 10-Q for the three months ended September 30, 2004).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VINTAGE PETROLEUM, INC.

Date: December 6, 2004	By:	/s/ Michael F. Meimerstorf
Michael F. Meimerstorf
Vice President and Controller

VINTAGE PETROLEUM, INC. AND SUBSIDIARIES

Pro Forma Consolidated Financial Information

On November 30, 2004, three of our indirect wholly-owned subsidiaries, Vintage Petroleum Canada Investments ULC, a Nova Scotia unlimited liability company, Vintage Canada Oil & Gas ULC, a Nova Scotia unlimited liability company, and Vintage Petroleum South America Holdings, Inc., a Cayman Islands corporation, completed the sale of all of the issued and outstanding capital stock of Vintage Petroleum Canada, Inc., an Alberta corporation and an indirect wholly-owned subsidiary of ours (“Vintage Canada”), to Daylight Acquisition Corp., an Alberta company and assignee of Midnight Oil & Gas Ltd., an Alberta company. We received total cash consideration of approximately C$351 million (approximately US$275 million), subject to normal post-closing adjustments and expenses. We will use the proceeds from this sale to reduce debt outstanding under our revolving credit facility and for general corporate purposes. Vintage Canada held all of our Canadian operating assets. As a result of the sale of Vintage Canada, we will also dissolve certain holding companies related to our Canadian operations.

Our historical consolidated results of operations for the year ended December 31, 2003, are derived from our 2003 audited consolidated financial statements. Certain 2003 amounts have been reclassified to conform with the 2004 presentation. These reclassifications had no effect on our loss from continuing operations before cumulative effect of change in accounting principle. Our historical consolidated financial position and results of operations as of and for the nine months ended September 30, 2004, are derived from our unaudited consolidated financial statements, which reflect our Canadian operations as discontinued operations.

The pro forma statements of operations for the year ended December 31, 2003, and the nine months ended September 30, 2004, have been prepared assuming we consummated the disposition of our Canadian operations at the beginning of the fiscal year presented with proceeds used to reduce any outstanding borrowings under our revolving credit facility. The pro forma balance sheet at September 30, 2004, has been prepared assuming we consummated the disposition of our Canadian operations on September 30, 2004, with proceeds used to reduce any outstanding borrowings under our revolving credit facility.

The pro forma adjustments are based on available information and certain assumptions that we believe are reasonable. The pro forma consolidated financial statements do not purport to represent what our financial position or results of operations actually would have been had such transactions in fact occurred on the dates indicated or to project our financial position or results of operations for any future date or period.

VINTAGE PETROLEUM, INC. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

(In thousands, except per share amounts)

(Unaudited)

	Historical	Adjustments		Pro Forma
REVENUES:
Oil, condensate and NGL sales	$463,521	$(35,171	)(a)	$428,350
Gas sales	197,352	(83,303	)(a)	114,049
Sulfur sales	2,318	(603	)(a)	1,715
Gas marketing	70,633	—		70,633

Total revenues	733,824	(119,077)		614,747

COSTS AND EXPENSES:
Production costs	159,872	(35,505	)(a)	124,367
Transportation and storage costs	10,006	(2,605	)(a)	7,401
Production and ad valorem taxes	18,922	(1,453	)(a)	17,469
Export taxes	31,041	—		31,041
Exploration costs	74,932	(53,325	)(a)	21,607
Gas marketing	68,038	—		68,038
General and administrative	57,132	(10,224	)(a)	46,908
Stock compensation	6,057	(810	)(b)	5,247
Depreciation, depletion and amortization	143,696	(55,881	)(a)	87,815
Impairment of proved oil and gas properties	395,917	(389,867	)(a)	6,050
Accretion	7,340	(1,360	)(a)	5,980
Other operating expense	6,014	53	(a)	6,067

Total costs and expenses	978,967	(550,977)		427,990

OPERATING INCOME (LOSS)	(245,143)	431,900		186,757

OTHER EXPENSE:
Interest expense	71,342	(356	)(a, c)	70,986
Loss on early extinguishment of debt	5,484	—		5,484
Loss on disposition of assets	1,830	(508	)(a)	1,322
Foreign currency exchange loss	6,032	549	(a)	6,581
Other non-operating expense	546	205	(a)	751

Net other expense	85,234	(110)		85,124

Income (loss) from continuing operations before income taxes and cumulative effect of change in accounting principle	(330,377)	432,010		101,633

INCOME TAX PROVISION (BENEFIT):
Current	43,873	(2,418	)(d)	41,455
Deferred	(115,380)	115,885	(d)	505

Total income tax provision (benefit)	(71,507)	113,467		41,960

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE	$(258,870)	$318,543		$59,673

BASIC INCOME (LOSS) PER SHARE:
Income (loss) from continuing operations before cumulative effect of change in accounting principle	$(4.04)			$0.93

DILUTED INCOME (LOSS) PER SHARE:
Income (loss) from continuing operations before cumulative effect of change in accounting principle	$(4.04)			$0.93

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	64,022	94	(e)	64,116
Diluted	64,022	253	(e)	64,275

See notes to pro forma consolidated financial statements

VINTAGE PETROLEUM, INC. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

(In thousands, except per share amounts)

(Unaudited)

	Historical	Adjustments		Pro Forma
REVENUES:
Oil, condensate and NGL sales	$367,320	$—		$367,320
Gas sales	127,284	—		127,284
Sulfur sales	949	—		949
Gas marketing	50,131	—		50,131

Total revenues	545,684	—		545,684

COSTS AND EXPENSES:
Production costs	105,379	—		105,379
Transportation and storage costs	7,500	—		7,500
Production and ad valorem taxes	16,557	—		16,557
Export taxes	25,691	—		25,691
Exploration costs	21,000	—		21,000
Gas marketing	47,409	—		47,409
General and administrative	41,723	—		41,723
Stock compensation	7,091	(681	)(b)	6,410
Depreciation, depletion and amortization	72,687	—		72,687
Impairment of proved oil and gas properties	3,915	—		3,915
Accretion	4,932	—		4,932
Other operating income	(1,933)	—		(1,933)

Total costs and expenses	351,951	(681)		351,270

OPERATING INCOME	193,733	681		194,414

OTHER (INCOME) EXPENSE:
Interest expense	39,321	(2,563	)(c)	36,758
Loss on early extinguishment of debt	9,903	—		9,903
Gain on disposition of assets	(72)	—		(72)
Foreign currency exchange gain	(1,112)	—		(1,112)
Other non-operating expense	15,991	—		15,991

Net other expense	64,031	(2,563)		61,468

Income from continuing operations before income taxes and cumulative effect of change in accounting principle	129,702	3,244		132,946

INCOME TAX PROVISION:
Current	44,114	997	(d)	45,111
Deferred	5,115	—		5,115

Total income tax provision	49,229	997		50,226

INCOME FROM CONTINUING OPERATIONS BEFORE CUMULATIVE EFFECT OF CHANGE IN ACCOUNTING PRINCIPLE	$80,473	$2,247		$82,720

BASIC INCOME PER SHARE:
Income from continuing operations before cumulative effect of change in accounting principle	$1.24			$1.27

DILUTED INCOME PER SHARE:
Income from continuing operations before cumulative effect of change in accounting principle	$1.23			$1.26

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	64,786	125	(e)	64,911
Diluted	65,521	(56	)(e)	65,465

See notes to pro forma consolidated financial statements

VINTAGE PETROLEUM, INC. AND SUBSIDIARIES

PRO FORMA CONSOLIDATED BALANCE SHEET

SEPTEMBER 30, 2004

(In thousands)

(Unaudited)

	Historical	Adjustments		Pro Forma
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$46,012	$145,019	(a, b)	$191,031
Accounts receivable -
Oil and gas sales	115,861	—		115,861
Joint operations	8,616	—		8,616
Deferred income taxes	21,513	—		21,513
Prepaids and other current assets	10,638	—		10,638
Assets of discontinued operations	253,387	(253,387	)(c)	—

Total current assets	456,027	(108,368)		347,659

PROPERTY, PLANT AND EQUIPMENT, at cost:
Oil and gas properties, successful efforts method	2,023,933	—		2,023,933
Oil and gas gathering systems and plants	23,890	—		23,890
Other	27,903	—		27,903

	2,075,726	—		2,075,726
Less: Accumulated depreciation, depletion and amortization	908,462	—		908,462

Total property, plant and equipment, net	1,167,264	—		1,167,264

DEFERRED INCOME TAXES	14,558	—		14,558

OTHER ASSETS, net	42,513	—		42,513

	$1,680,362	$(108,368)		$1,571,994

LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Revenue payable	$37,541	$—		$37,541
Accounts payable - trade	53,578	—		53,578
Current income taxes payable	21,815	—		21,815
Derivative financial instruments payable	59,968	—		59,968
Other payables and accrued liabilities	88,796	—		88,796
Liabilities of discontinued operations	79,454	(79,454	)(c)	—

Total current liabilities	341,152	(79,454)		261,698

LONG-TERM DEBT	676,547	(126,600	)(b)	549,947

DEFERRED INCOME TAXES	85,214	(30,701	)(d)	54,513

LONG-TERM LIABILITY FOR ASSET RETIREMENT OBLIGATIONS	77,577	—		77,577

DERIVATIVE FINANCIAL INSTRUMENTS PAYABLE AND OTHER	16,338	—		16,338

STOCKHOLDERS’ EQUITY:
Preferred stock	—	—		—
Common stock	331	—		331
Capital in excess of par value	354,217	862	(e)	355,079
Retained earnings	96,974	203,364	(f)	300,338
Accumulated other comprehensive income (loss)	40,293	(75,839	)(c)	(35,546)

	491,815	128,387		620,202
Less treasury stock, at cost	4,319	—		4,319
Less unamortized cost of restricted stock awards	3,962	—		3,962

Total stockholders’ equity	483,534	128,387		611,921

	$1,680,362	$(108,368)		$1,571,994

See notes to pro forma consolidated financial statements

VINTAGE PETROLEUM, INC. AND SUBSIDIARIES

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(Unaudited)

1. BASIS OF PRESENTATION

The pro forma consolidated statements of operations for the year ended December 31, 2003, and the nine months ended September 30, 2004, have been prepared assuming that Vintage Petroleum, Inc. and subsidiaries (collectively, the “Company”) consummated the disposition of its Canadian operations at the beginning of the fiscal year presented with proceeds used to reduce any outstanding borrowings under the Company’s revolving credit facility. The pro forma consolidated balance sheet at September 30, 2004, has been prepared assuming the Company consummated the disposition of its Canadian operations on September 30, 2004, with proceeds used to reduce any outstanding borrowings under the Company’s revolving credit facility.

The historical consolidated results of operations for the year ended December 31, 2003, are derived from the Company’s 2003 audited consolidated financial statements. Certain 2003 amounts have been reclassified to conform with the 2004 presentation. These reclassifications had no effect on the Company’s loss from continuing operations before cumulative effect of change in accounting principle. The historical consolidated financial position and results of operations as of and for the nine months ended September 30, 2004, are derived from the unaudited consolidated financial statements of the Company, which reflect the Company’s Canadian operations as discontinued operations.

The pro forma adjustments are based on available information and certain assumptions that management of the Company believes are reasonable. The pro forma consolidated financial statements do not purport to represent what the Company’s financial position or results of operations actually would have been had such transactions in fact occurred on the dates indicated or to project the Company’s financial position or results of operations for any future date or period. These pro forma consolidated financial statements and the notes thereto should be read in conjunction with the Company’s 2003 audited consolidated financial statements and the notes thereto included in the Company’s Form 10-K filed with the Securities and Exchange Commission on March 12, 2004.

2. DISPOSITION OF CANADIAN OPERATIONS

On November 30, 2004, three of the Company’s indirect wholly-owned subsidiaries, Vintage Petroleum Canada Investments ULC, a Nova Scotia unlimited liability company, Vintage Canada Oil & Gas ULC, a Nova Scotia unlimited liability company, and Vintage Petroleum South America Holdings, Inc., a Cayman Islands corporation, completed the sale of all of the issued and outstanding capital stock of Vintage Petroleum Canada, Inc., an Alberta corporation and an indirect wholly-owned subsidiary of the Company (“Vintage Canada”), to Daylight Acquisition Corp., an Alberta company and assignee of Midnight Oil & Gas Ltd., an Alberta company. The Company received total cash consideration of approximately C$351 million (approximately US$275 million), subject to normal post-closing adjustments and expenses. The Company will use the proceeds from this sale to reduce debt outstanding under its revolving credit facility and for general corporate purposes.

VINTAGE PETROLEUM, INC. AND SUBSIDIARIES

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (Continued)

3. PRO FORMA ADJUSTMENTS – STATEMENTS OF OPERATIONS

The following describe the adjustments made to reflect the foregoing transaction as of the dates indicated above:

(a) The pro forma revenues and expenses have been adjusted to reflect the deletion of the Company’s Canadian operations from the revenues and expenses from continuing operations as previously reported for the year ended December 31, 2003. Since the Company’s Canadian operations were classified as discontinued operations in its historical statement of operations for the nine months ended September 30, 2004, no adjustments are required for this period.

(b) The pro forma stock compensation expense has been adjusted to reflect the deletion of stock compensation granted to certain Canadian employees.

(c) The pro forma interest expense has been adjusted to reflect the net reduction in interest expense resulting from the assumed repayment of any outstanding borrowings under the Company’s revolving credit facility using the proceeds from the sale. This net reduction was $273,000 for the year ended December 31, 2003, and $2,563,000 for the nine months ended September 30, 2004.

(d) The pro forma income tax expense has been adjusted to delete the historical income tax expense related to the Company’s Canadian operations. This adjustment was a reduction in the current provision of $2,524,000 and an increase in the deferred provision of $115,885,000 for the year ended December 31, 2003. The pro forma current income tax expense has also been adjusted to give tax effect to pro forma adjustments to interest expense, resulting in an increase in current income tax expense of $106,000 and $997,000 for the year ended December 31, 2003, and the nine months ended September 30, 2004, respectively.

(e) Since the Company’s historical income from continuing operations before cumulative effect of change in accounting principle for the year ended December 31, 2003, was a loss, the assumed exercise of any options was anti-dilutive. The Company’s pro forma income from continuing operations before cumulative effect of change in accounting principle for all periods presented is positive, therefore, the pro forma weighted average shares outstanding has been adjusted to reflect the assumed exercise of all dilutive options, as determined by applying the treasury stock method. The basic and diluted weighted average shares outstanding have been adjusted to reflect the vesting of all outstanding restricted stock rights granted to the Company’s Canadian employees. These restricted stock rights became fully vested upon the completion of the sale of the Company’s Canadian operations.

VINTAGE PETROLEUM, INC. AND SUBSIDIARIES

NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (Continued)

4. PRO FORMA ADJUSTMENTS – BALANCE SHEET

(a) The pro forma cash balance has been increased by $271,619,000 for the estimated net proceeds received by the Company for the sale of all of the issued and outstanding capital stock of Vintage Canada. This amount consists of the following (in thousands):

Net proceeds at closing	$274,779
Less: Estimated cash transaction costs	3,160

$271,619

(b) The pro forma cash and long-term debt balances have been reduced by $126,600,000 to reflect the repayment of the balance outstanding under the Company’s revolving credit facility.

(c) The pro forma balances for assets of discontinued operations, liabilities of discontinued operations and accumulated other comprehensive income (loss) have been reduced to reflect the deletion of the balances related to the Company’s Canadian operations.

(d) The pro forma deferred tax liability has been decreased to reflect the recognition of a U.S. capital loss carryback resulting from the sale of the Company’s Canadian operations. A deferred U.S. tax asset was recorded in the Company’s historical September 30, 2004, balance sheet, but this asset was fully reserved, pending the completion of the sale of the Company’s Canadian operations.

(e) The pro forma capital in excess of par balance has been increased to reflect the vesting of restricted stock rights previously granted to the Company’s Canadian employees. These restricted stock rights became fully vested upon the completion of the sale of the Company’s Canadian operations.

(f) The pro forma retained earnings balance has been increased to reflect the Company’s estimated net gain and other income and expenses related to the sale of its Canadian operations. The adjustment consists of the following (in thousands):

Estimated net proceeds	$271,619
Deletion of assets of discontinued operations	(253,387)
Deletion of liabilities of discontinued operations	79,454
Recognition of U.S. capital loss tax carryback	30,701
Reversal of Canadian accumulated other comprehensive income	75,839
Vesting of Canadian stock awards	(862)

$203,364

Exhibit Index

The following documents are included as exhibits to this Form 8-K. Those exhibits below incorporated by reference herein are indicated as such by the information supplied in the parenthetical thereafter. If no parenthetical appears after an exhibit, such exhibit is filed or furnished herewith.

Exhibit Number	Description
2.1	Stock Purchase Agreement dated September 22, 2004, among Midnight Oil & Gas Ltd. as Purchaser and Vintage Petroleum Canada Investments ULC, Vintage Canada Oil & Gas ULC, and Vintage Petroleum South America Holdings, Inc. as Sellers (Filed as Exhibit 2.1 to our report on Form 10-Q for the three months ended September 30, 2004).

2.2	Stock Purchase Amending and Assignment Agreement dated October 20, 2004, among Midnight Oil & Gas Ltd. as Assignor, Vintage Petroleum Canada Investments ULC, Vintage Canada Oil & Gas ULC, and Vintage Petroleum South American Holdings, Inc. as Sellers and Daylight Acquisition Corp. as Assignee (Filed as Exhibit 2.2 to our report on Form 10-Q for the three months ended September 30, 2004).